SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 2000

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                 001-12131                    13-3873272
(State or other jurisdiction            (Commission                (IRS Employer
of incorporation)                       File Number)         Identification No.)


               8100 AMF Drive, Richmond, Virginia            23111
            (Address of principal executive offices)       (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On November 16, 2000, AMF Bowling, Inc. ("AMF Bowling"),  the parent of
the  registrant,   announced  changes  in  its  organization.   A  copy  of  the
announcement is attached as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit      Description
-------      -----------

99.1         Announcement regarding AMF Bowling's organizational changes.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 2000                    AMF BOWLING WORLDWIDE, INC.

                                            By: /s/ Stephen E. Hare
                                                --------------------------------
                                                Stephen E. Hare
                                                Executive Vice President
                                                and Chief Financial Officer